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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 20, 2001



                            TITAN INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its Charter)


       ILLINOIS                           1-12936                                   36-3228472
(State of Incorporation)          (Commission File Number)          (I.R.S. Employer Identification No.)
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                      2701 SPRUCE STREET, QUINCY, IL 62301
          (Address of principal executive offices, including Zip Code)


                                 (217) 228-6011
              (Registrant's telephone number, including area code)


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INFORMATION TO BE INCLUDED IN THIS REPORT

Items 1 through 4 and items 6 and 8 are inapplicable and are omitted from this Report.



Item 5. OTHER EVENTS



         Titan International, Inc. amends its multicurrency credit agreement. A copy of the amendment is filed as an Exhibit to this Report. The Company continually reviews its borrowing structure to best match the Company's requirements with market conditions.



Item 7. FINANCIAL STATEMENTS AND EXHIBITS



         (a)      Not applicable



         (b)      Not applicable


         (c)      Exhibits

                  10       The August 20, 2001, Amendment to Multicurrency
                           Credit Agreement dated September 17, 1998 among the
                           Company, Harris Trust and Savings Bank and the banks named therein





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        TITAN INTERNATIONAL, INC.
                                              (Registrant)



Date:  August 31, 2001                  By:     /s/ Kent W. Hackamack
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                                        Kent W. Hackamack
                                        Vice President of Finance and Treasurer
                                        (Principal Financial Officer and
                                         Principal Accounting Officer)



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                                  EXHIBIT INDEX


Exhibit No.             Description

10                      The August 20, 2001, Amendment to Multicurrency Credit
                        Agreement dated September 17, 1998 among the Company,
                        Harris Trust and Savings Bank and the banks named therein




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